SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2006
                                                            -----------


                         FALCON RIDGE DEVELOPMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        NEVADA                    0-28789                 84-1461919
   ------------------          -------------          -------------------
    (State or other             (Commission              (IRS Employer
     jurisdiction              File Number)           Identification No.)
   of incorporation)


                          5111 Juan Tabo Boulevard N.E.
                          Albuquerque, New Mexico 87111
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  505.856.6043
          -------------------------------------------------------------
               Registrant's telephone number, including area code

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___
     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On May 9,2006 we appointed Epstein Weber & Conover,PLC as our accountant. Our agreement with our prior accountants expired. Cordovano and Honeck, LLP rendered an opinion on our audit for our fiscal 2005.

There were no disagreements between us and Cordovano and Honeck, LLP with respect to our accounting principals or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the former Certifying Accountant's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. The opinion of Cordovano and Honeck, LLP for the fiscal year ended 2005 is unqualified and their report for fiscal year ended 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles. We have authorized Cordovano and Honeck, LLP to respond fully to inquiries of Epstein Weber & Conover,PLC concerning our financial statements.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 15,2006

Falcon Ridge Development Inc.

By: /s/ Fred Montano
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Fred Montano (President)                                    4